Fees Summary	Feb. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	148,658
Total Transaction Valuation	970,986,260.38
Total Offset Amount	0
Net Fee	$ 148,658